UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2008

Metalline Mining Company
 (Exact name of registrant as specified in its charter)

Nevada	001-33125	91-1766677
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 E. Margaret Avenue, Coeur d'Alene, Idaho	83815
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 665-2002

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 29, 2008, Metalline Mining Company (the “Company”) issued a press release announcing that a new resource model has been completed on the Sierra Mojada project, and the Company is suspending its underground mine plan and the concentrator portions of its feasibility study and will evaluate a larger scale operation. A copy of the July 29, 2008 press releases is attached to this report and incorporated herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated July 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metalline Mining Company
(Registrant)

Date: July 31, 2008	/s/ Merlin Bingham

Name: Merlin Bingham
Title: President